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                                                            Exhibit 23.1

                        INDEPENDENT AUDITORS' CONSENT
The Board of Directors
Enterbank Holdings, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                /s/ KPMG Peat Marwick LLP

St. Louis, Missouri
December 6, 1996